UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

ViewRay, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37725	42-1777485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Thermo Fisher Way Oakwood Village, Ohio		44146
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (440) 703-3210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRAY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 30, 2020, ViewRay, Inc. (“ViewRay” or the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2020. The press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or incorporated by reference in any filing of ViewRay under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2020, ViewRay, Inc. (the “Company”) issued a press release announcing the appointment of Zachary (“Zach”) Stassen as Chief Financial Officer of the Company, effective May 18, 2020. Upon Mr. Stassen becoming Chief Financial Officer, Brian Knaley will no longer serve as Interim Chief Financial Officer. The press release is attached hereto as Exhibit 99.2.

Mr. Stassen has over 20 years of experience in the medical device and healthcare industry. Prior to joining ViewRay (from 2017), he served as Chief Financial Officer and Chief Operating Officer for Bolder Surgical, an innovative, privately held company that develops and markets laparoscopic surgical devices. From 2014 to 2017, he held various finance and business development roles at The Spectranetics Corporation, including Vice President of Finance, before its acquisition by Royal Philips. Between 2013 to 2014, Mr. Stassen served as an Account Executive for NetSuite, Inc., and from 2011 to 2013 maintained his self-established strategic planning consultancy, Z Stassen, LLC.  Between 2010 to 2011, Mr. Stassen served as Co-founder and Chief Financial Officer at Emerge Medical, a device company focused on generic orthopedic trauma products, which was acquired by Cardinal Health. From 2005 to 2008, he worked for Piper Sandler’s (formerly Piper Jaffray) medical technology investment banking group. Mr. Stassen earned a master’s degree in business administration from the Kellogg School of Management at Northwestern University, and a bachelor’s degree from Drake University.

Offer Letter to Mr. Zachary Stassen

Pursuant to the Offer Letter, dated April 20, 2020, Mr. Stassen will receive an annual base salary of $340,000. However, as each employee is currently being paid a reduced salary as part of the Company’s COVID-19 mitigation strategy, Mr. Stassen’s initial annual salary will be $272,000 until the Company achieves established business milestones. Depending on business performance and economic circumstances, Mr. Stassen may recover lost income if outcomes are achieved.

Mr. Stassen is also eligible to participate in the Company’s Performance Based Bonus Plan. His target performance bonus is equal to 50% of his base salary, with a threshold of 25% and a maximum of 100% of his base salary. The Company will also grant equity in the Company valued at $1,250,000. This grant will be awarded in the form of both options to purchase shares of the company’s common stock and restricted stock units.

The equity awards described above will be granted subject to the terms and conditions set forth in a separate grant agreement and the Company’s 2015 Equity Incentive Award Plan, as amended (the “Plan”). Twenty-five percent of the shares subject to such options will vest on the one-year anniversary of the grant date, with the remaining shares vesting in equal monthly installments over the three years following the first anniversary, subject to his continued service through each such vesting date. One-third of the restricted stock units will vest on each of the first three anniversaries of the grant date, subject to his continued service through each such vesting date. A copy of the complete Offer Letter is attached to this Current Report on Form 8-K as Exhibit 10.1, and the terms of the Offer Letter are incorporated herein by reference.

There are no arrangements or understandings between Mr. Stassen and any other persons pursuant to which he was appointed as an officer, and Mr. Stassen has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Stassen does not have a family relationship with any member of the Board or any executive officer of the Company.

Item 7.01 Regulation FD Disclosure.

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

The information in this Item 7.01 of this Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act, or incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

ExhibitNumber	Description
10.1	Offer Letter to Zachary Stassen dated April 20, 2020.
99.1	Press Release dated April 30, 2020 announcing financial results for the fiscal quarter ended March 31, 2020.
99.2	Press Release dated April 30, 2020 announcing the appointment of Zach Stassen as Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIEWRAY, INC.

Date: April 30, 2020	By:	/s/ Robert S. McCormack
Robert S. McCormack
Senior Vice President, General Counsel and Corporate Secretary